UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2004

RYDER SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Florida	1-4364	59-0739250

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 NW 82nd Avenue Miami, Florida	33166

(Address of Principal Executive Offices)	(Zip Code)

(305) 500-3726

(Registrant’s telephone number, including area code)

SIGNATURE
EX-99.1 Pension Plan Presentation

Item 9. Regulation FD Disclosure

     On February 27, 2004, Ryder System, Inc. posted a presentation on its website containing an overview and certain additional information relating to its pension plan. A copy of this presentation is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2004
RYDER SYSTEM, INC. (Registrant)
By:	/s/ Tracy A. Leinbach
Tracy A. Leinbach, Executive Vice
President and Chief Financial Officer